        Confidential Treatment has been requested for portions of this agreement. Those portions have been marked [Redacted].

                                                                    Exhibit 10.9

                      SECOND AMENDMENT TO REVOLVING CREDIT
                             AND TERM LOAN AGREEMENT

         SECOND AMENDMENT (the "Second Amendment") entered into as of November 15, 2002 by and among HI-TECH PHARMACAL CO., INC. (the "Company") and [Redacted] (the "Guarantor"), each a Delaware corporation, with its principal place of business at 369 Bayview Avenue, Amityville, New York 11701 and FLEET NATIONAL BANK, a national banking association, having a place of business located at 300 Broad Hollow Road, Melville, New York 11747 (the "Bank").

         WHEREAS, the Borrower, the Guarantor and the Bank are parties to a Revolving Credit and Term Loan Agreement dated as of October 23, 2002, as amended by the First Amendment dated as of November 1, 2002 as same may be hereafter amended and modified (the "Agreement"); and

         WHEREAS, the Borrower and the Guarantor have requested that the Bank amend, and the Bank has agreed to amend a provision of the Agreement.

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         1. All capitalized terms used herein, unless otherwise defined herein, have the same meanings provided therefor in the Agreement.

         2.  The Agreement is hereby amended as follows:

             (a) Section 2.6 is amended by deleting such Section and substituting the following therefor:

             "2.6 Term Loan: Subject to the terms and conditions hereof, the Bank agrees to make a term loan (the "Term Loan") to the Company on the date of satisfaction of the conditions precedent contained in Section
         4.2 hereof but no later than December 16, 2002 in the principal amount of Eight Million and 00/100 ($8,000,000.00) Dollars to partially fund the Acquisition. The Term Loan shall bear interest at a rate per annum to be elected by the Company upon the making of the Term Loan and continued or converted in accordance with the requirements of Section
         2.8 hereof, equal to (y) the Prime Rate in effect from time to time or
         (z) the LIBOR Rate for a one month Interest Period plus 1.75% which, at the Company's option, may be swapped into a fixed rate equivalent in accordance with the Master Agreement."

             (b) Section 2.7 is amended by deleting such Section and substituting the following therefor:

             "2.7 Term Note: The Term Loan shall be evidenced by a promissory note of the Company substantially in the form of Exhibit B hereto with appropriate insertions (the "Term Note") payable to the order of the Bank and dated the date of the Term Loan. The principal amount of the Term Note shall be payable in sixty (60) consecutive monthly installments, the first fifty-nine
         (59) of which shall be in an amount equal to $133,333.00 each, and the final installment to be in the amount equal to the then unpaid principal balance, payable on the first day of each month commencing January 1, 2003 until December 1, 2007 when the entire unpaid principal balance of the Term Note together with all interest accrued and unpaid shall be paid in full. In all cases, interest shall be computed on the basis of a 360 day year for actual days elapsed and shall be payable as provided in Section 2.9(a) hereof. After any stated or accelerated maturity thereof, the Term Note shall bear interest at the Post Default Rate."

             (c) Exhibit B is amended by deleting same and substituting the attached Exhibit B-1 therefor.

             (d) The first paragraph of Section 3.1 of the Schedule is amended by deleting same and substituting the following:

             "The Company will cause the Guarantor to qualify in New York State within ninety (90) days of the date hereof. The Company will cause Rose Laboratories, Inc. to be dissolved by April 30, 2003."

         3. The Borrower and the Guarantor hereby represent and warrant to the Bank that:

             (a) There are no defenses or offsets to their respective obligations under the Agreement, the Notes, or the Loan Documents, and if any such defenses or offsets exist, the same are hereby waived.

             (b) Each and every of the representations and warranties set forth in the Agreement is true as of the date hereof and with the same effect as though made on the date hereof, and is hereby incorporated herein in full by reference as if fully restated herein in its entirety.

             (c) No Default or Event of Default and no event or condition which, with the giving of notice or lapse of time or both, would constitute such a Default or Event of Default, now exists or would exist after giving effect hereto.

         4. It is expressly understood and agreed that all collateral security for the Loans and other extensions of credit set forth in the Agreement prior to the amendment provided for herein is and shall continue to be collateral security for the Loans and other extensions of credit provided in the Agreement as herein amended. Without limiting the generality of the foregoing, the Borrower and the Guarantor hereby absolutely and unconditionally confirm that each document and instrument executed by them pursuant to the Agreement continues in full force and effect, is ratified and confirmed and is and shall continue to be applicable to the Agreement (as herein amended).

         5. The amendments set forth herein are limited precisely as written and shall not be deemed to (a) be a consent to or a waiver of any other term or condition of the Agreement or any of the documents referred to therein, or (b) prejudice any right or rights which the Bank may now have or may have in the future under or in connection with the Agreement or any documents referred to therein. Whenever the Agreement is referred to in the Agreement or any of the instruments, agreements or other documents or papers executed and delivered in connection therewith, it shall be deemed to mean the Agreement as modified by this Second Amendment.

         6. The Borrower agrees to pay on demand, and the Bank may charge any deposit or loan account(s) of the Borrower, for all reasonable expenses (including reasonable attorneys fees) incurred by the Bank in connection with the negotiation, preparation and administration of the Agreement as amended hereby.

         7. This Second Amendment is dated as of November 15, 2002 and shall be effective on the date of execution by the Bank.

         8. This Second Amendment may be executed in counterparts, each of which shall constitute an original, and each of which taken together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Second Amendment the year and date first above written.

                                             HI-TECH PHARMACAL CO., INC.


                                             By: /s/ David Seltzer
                                                 ---------------------------

                                                 David Seltzer
                                                 President

                                             [REDACTED]


                                             By: /s/ David Seltzer
                                                 --------------------------

                                                 David Seltzer
                                                 President

                                             FLEET NATIONAL BANK


                                             By: /s/ Richard B. Martin
                                                ---------------------------

                                                   Richard B. Martin
                                                   Vice President

State of New York, County of Nassau   ,ss:

         On the 22/nd/ day of November, in the year 2002, before me the undersigned, personally appeared DAVID SELTZER, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

                                              /s/ Pamela S. Charles
                                              ---------------------

                                              Notary Public

PAMELA S. CHARLES
Notary Public, State of New York
No. 02CH499454
Qualified in Nassau County Commission Expires July 16, 2006